ANNUAL REPORT
--------------------------------------------------------------------------------

                           Equity Income Fund

--------------------------------------------------------------------------------

                               December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* The stock market and your fund were strong last year, reflecting good corporate earnings, a generally favorable economic and interest rate environment, and heavy demand for stocks.

* Your fund returned 11.39% and 20.40% for the 6- and 12-month periods, respectively, exceeding the Lipper average in both periods but trailing the broad market over the year.

* Despite poor returns from many income-oriented securities, your fund performed well due to the continued strength of holdings in the financial, health care, and energy sectors.

*    We recently initiated positions in several stocks that suffered relative to
     the  broad  market,   creating   opportunities  that  we  hope  to  exploit
     profitably.

* We are cautious about stock market prospects for 1997 but still expect to find attractive investments for shareholders.

================================================================================
Fellow Shareholders
--------------------------------------------------------------------------------

     The equity market and your fund were strong in the second half of 1996, reflecting continued good corporate earnings, a generally favorable economic and interest rate environment, and heavy investor demand. The postelection rally was particularly notable in light of how little the political scene actually changed. For the year as a whole, equity returns were impressive, coming as they did on the heels of considerable strength in 1995. Stocks have now provided six consecutive years of positive returns with no interim corrections of 10% or more.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96                        6 Months         12 Months
--------------------------------------------------------------------------------
Equity Income Fund                               11.39%            20.40%

S&P 500                                          11.68             22.96

Lipper Equity Income
Funds Average                                    10.33             18.85
================================================================================

     As shown in the table, your fund performed well over the last six months, with a return approximating that of the unmanaged Standard & Poor's 500 Stock Index and comfortably ahead of the Lipper Equity Income Funds Average. For the year as a whole, the fund exceeded the Lipper average but trailed the broad market, a not uncommon pattern for a conservative fund in robust years like 1996.

YEAR-END DISTRIBUTIONS
--------------------------------------------------------------------------------

     Your Board of Trustees declared a fourth quarter income dividend of $0.17 per share, bringing your 1996 total to $0.65 per share. At the same time, a $0.71 per share capital gain distribution was declared, of which $0.15 was short-term and $0.56 long-term. These distributions were paid on December 30 to shareholders of record on December 26. You should already have received your check or statement reflecting this activity, as well as Form 1099-DIV summarizing this information for 1996 tax purposes.

PORTFOLIO STRATEGY
--------------------------------------------------------------------------------

     While the last 12 months were a strong period for the broad equity market, it was challenging for income-oriented investors. Bond and money market returns were generally in the mid-single-digit range in 1996, with shorter-maturity securities returning more than those with longer maturities. Two traditional high-yield sectors of the equity market, electric utilities and telephone companies, were about flat on average for the year. These sectors suffered due to their interest rate sensitivity and to concern about the impact of a newly deregulated environment.

     Despite poor returns from many traditional yield vehicles, your fund performed reasonably well due to the continued strength of companies in the financial (Chase Manhattan, American Express), pharmaceutical (Warner-Lambert), and energy (Exxon, Texaco) sectors. We purchased many of these holdings in recent years when they were out of favor and inexpensive on a relative valuation basis for various reasons. We often make investment decisions based on the tendency of a company's fundamentals and stock price to regress to the mean within historical ranges, as well as the likelihood that investor perceptions about the relative values of these stocks will improve over the intermediate term. This was clearly the case in 1996 with respect to some of the companies just mentioned.

[INSERT SOMEWHERE IN HERE: edgar description: Security Diversification pie chart showing Common Stocks 86%, Bonds 3%, Convertibles 1%, Reserves 10%]

     During the second half of the year, despite a market that had advanced sharply, we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential. In many cases, investments that interest us often involve stocks that have suffered relative to the broad market for various reasons. Controversy and underperformance often create opportunities that we hope to exploit profitably on your behalf. We recently initiated new positions in AT&T, Amoco, International Flavors & Fragrances, ITT, and Whirlpool, all fine companies that have been struggling recently because of negative fundamental trends affecting their businesses, negative investor views of their prospects, or some combination of these factors.

     The Security Diversification chart on page 2 shows that we had 86% of total fund assets invested in common stocks on December 31, approximately the same percentage as at the end of our June reporting period.

SUMMARY AND OUTLOOK
--------------------------------------------------------------------------------

     The last two years were exceptionally profitable for equity investors, who enjoyed attractive returns in a nearly perfect environment for stocks. It is difficult to see how things can get much better; at the same time, it is also difficult to see anything on the horizon that would cause this environment to change for the worse. Nonetheless, we are sensitive to the lessons of history, particularly the tendency of the equity market to pause for breath after consecutive powerful years like the past two.

     Over the last few years, stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We do not have a bearish outlook for the year ahead but simply want to raise the possibility that it may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

     As always, we appreciate your continued confidence and support.

Respectfully submitted,

[Signature]

Brian C. Rogers
President and Chairman of the Investment Advisory Committee

January 17, 1997

================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------

[Chart showing TIME REDUCES VOLATILITY OF MARKET RETURNS]

     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value. {1}

Above all, remember that investing is a long-distance race, not a sprint.

{1} Ned Davis Research.

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
MAJOR PORTFOLIO CHANGES
Listed in descending order of size
--------------------------------------------------------------------------------
6 Months Ended 12/31/96
Ten Largest Purchases
================================================================================

International Flavors & Fragrances *
AT&T *
Amoco *
ITT *
Whirlpool *
Dow Chemical
R.R. Donnelly *
AMP *
Frontier *
Western Resources *

Ten Largest Sales
--------------------------------------------------------------------------------
Eli Lilly **
Salomon **
PHH **
Conrail
SmithKline Beecham
Honeywell
Eastman Kodak
Kimberly-Clark
Pennzoil **
Vodafone **
--------------------------------------------------------------------------------
*    Position added
**   Position eliminated
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/96
--------------------------------------------------------------------------------

GE                                                                         1.6%
Atlantic Richfield                                                         1.5
Chase Manhattan                                                            1.5
Exxon                                                                      1.4
Mellon Bank                                                                1.4
--------------------------------------------------------------------------------
AT&T                                                                       1.3
Simon DeBartolo Group                                                      1.2
Warner-Lambert                                                             1.2
Texaco                                                                     1.2
General Mills                                                              1.1
--------------------------------------------------------------------------------
DuPont                                                                     1.1
J.P. Morgan                                                                1.1
Wells Fargo                                                                1.0
Chevron                                                                    1.0
Pharmacia & Upjohn                                                         1.0
--------------------------------------------------------------------------------
International Flavors & Fragrances                                         1.0
Union Camp                                                                 1.0
Quaker Oats                                                                0.9
Royal Dutch Petroleum                                                      0.9
American General                                                           0.9
--------------------------------------------------------------------------------
J.C. Penney                                                                0.9
American Home Products                                                     0.9
Georgia-Pacific                                                            0.9
Dow Chemical                                                               0.9
Unilever N.V                                                               0.9
--------------------------------------------------------------------------------
Total                                                                     27.8%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for Equity Income Fund shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/96         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
Equity Income Fund             20.40%        18.84%        17.08%         14.46%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
    Year
    Ended
                                                   12/31/96         12/31/95         12/31/94         12/31/93         12/31/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period .....................        $    20.01       $    15.98       $    16.65       $    15.63       $    14.62
Investment activities
    Net investment income ...............              0.64             0.66             0.60             0.54             0.62
    Net realized and

    unrealized gain (loss) ..............              3.38             4.56             0.13             1.74             1.41
    Total from

    investment activities ...............              4.02             5.22             0.73             2.28             2.03
Distributions

    Net investment income ...............             (0.65)           (0.65)           (0.59)           (0.54)           (0.63)
    Net realized gain ...................             (0.84)           (0.54)           (0.81)           (0.72)           (0.39)
    Total distributions .................             (1.49)           (1.19)           (1.40)           (1.26)           (1.02)
NET ASSET VALUE

End of period ...........................        $    22.54       $    20.01       $    15.98       $    16.65       $    15.63
Ratios/Supplemental Data
Total return ............................             20.40%           33.35%            4.53%           14.84%           14.13%
Ratio of expenses to
average net assets ......................              0.81%            0.85%            0.88%            0.91%            0.97%
Ratio of net investment
income to average
net assets ..............................              3.08%            3.69%            3.63%            3.23%            3.95%
Portfolio turnover rate .................              25.0%            21.4%            36.3%            31.2%            30.0%
Average commission
rate paid ...............................        $   0.0644             --               --               --               --
Net assets, end of period
(in millions) ...........................        $    7,818       $    5,215       $    3,204       $    2,851       $    2,092
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                    Shares/Par             Value
                                                                    In thousands
--------------------------------------------------------------------------------
Common Stocks 85.7%
FINANCIAL 17.1%
Bank and Trust 9.6%

BANC ONE ..................................            800,000          $ 34,400
Bank of Boston ............................            814,600            52,338
Bankers Trust New York ....................            479,200            41,331
Chase Manhattan ...........................          1,270,900           113,428
Fleet Financial Group .....................          1,150,000            57,356
J.P. Morgan ...............................            850,000            82,981
Mellon Bank ...............................          1,537,500           109,163
Mercantile Bankshares .....................            750,000            23,906
National City .............................          1,000,000            44,875
PNC Bank ..................................            958,300            36,056
Signet Banking ............................          1,000,000            30,750
U.S. Bancorp ..............................            958,300            43,064
Wells Fargo ...............................            291,650            78,673
                                                                         748,321

Insurance 3.7%
Alexander & Alexander .......................          1,500,000          26,063
American General ............................          1,800,000          73,575
Hilb, Rogal and Hamilton ....................            670,800           8,888
Lincoln National ............................            600,000          31,500
Provident ...................................            400,000          19,350
SAFECO ......................................            500,000          19,719
St. Paul Companies ..........................          1,000,000          58,625
USF&G .......................................          1,500,000          31,312
Willis-Corroon ADR ..........................          2,100,000          24,150
                                                                         293,182

Financial Services 3.8%
American Express ........................            1,200,000            67,800
Fannie Mae ..............................            1,427,320            53,168
H&R Block ...............................            1,900,000            55,100
Sallie Mae ..............................              600,000            55,875
Travelers Group .........................            1,433,200            65,031
                                                                         296,974

Total Financial .......................................                1,338,477

UTILITIES 13.5%
Telephone Services 6.9%

ALLTEL ............................................      2,000,000      $ 62,750
AT&T ..............................................      2,300,000       100,050
BCE ...............................................        958,300        45,759
Bell Atlantic .....................................        750,000        48,562
BellSouth .........................................      1,500,000        60,562
Frontier ..........................................      1,500,000        33,938
GTE ...............................................      1,341,600        61,043
Pacific Telesis ...................................      1,000,000        36,750
SBC Communications ................................        600,000        31,050
Southern New England Telecommunications ...........        800,000        31,100
U. S. WEST Communications .........................        862,500        27,816
                                                                         539,380

Electric Utilities  6.6%
BGE ........................................            850,000           22,737
Centerior Energy ...........................          3,066,600           32,966
Dominion Resources .........................          1,100,000           42,350
DQE ........................................            650,000           18,850
Duke Power .................................            500,000           23,125
Echelon International ......................             33,400              522
Edison International .......................          1,150,000           22,856
Entergy ....................................          1,533,300           42,549
Florida Progress ...........................            501,000           16,157
GPU ........................................            479,200           16,113
Ohio Edison ................................          1,000,000           22,750
Pacific Gas and Electric ...................          1,245,800           26,162
PacifiCorp .................................          2,000,000           41,000
PECO Energy ................................          2,000,000           50,500
Public Service Enterprise ..................          1,300,000           35,425
Southern Company ...........................          1,000,000           22,625
Unicom .....................................          1,750,000           47,469
Western Resources ..........................          1,000,000           30,875
                                                                         515,031

Total Utilities                                                        1,054,411

CONSUMER NONDURABLES 17.9%
Cosmetics 1.0%
International Flavors & Fragrances                   1,700,000           $76,500
                                                                          76,500
Beverages  1.4%
Anheuser-Busch ...........................           1,399,600            55,984
Brown-Forman (Class B) ...................           1,106,000            50,599
                                                                         106,583

Food Processing  4.3%
General Mills ........................             1,391,600              88,193
Heinz ................................             1,750,000              62,563
Kellogg ..............................               400,000              26,250
McCormick ............................             2,300,000              54,194
Quaker Oats ..........................             1,944,800              74,145
Sara Lee .............................               862,500              32,128
                                                                         337,473

Hospital Supplies/Hospital Management  1.8%
Abbott Laboratories ......................           1,200,000            60,900
Bausch & Lomb ............................           1,200,000            42,000
Baxter International .....................             958,300            39,290
                                                                         142,190

Pharmaceuticals  4.7%
American Home Products ...................           1,245,800            73,035
Novartis (CHF) ...........................              53,333            61,083
Pharmacia & Upjohn .......................           1,935,800            76,706
SmithKline Beecham ADR ...................             900,000            61,200
Warner-Lambert ...........................           1,256,000            94,200
                                                                         366,224

Miscellaneous Consumer Products  4.7%
American Brands ...........................          1,300,000            64,512
Armstrong World ...........................            400,000            27,800
Dixie Yarns * .............................            300,000             2,363
Grand Metropolitan ADR ....................          1,054,100            33,336
Philip Morris .............................            450,000            50,681
RJR Nabisco ...............................            570,879            19,410
Tambrands .................................          1,400,000            57,225
Unilever N.V. ADR .........................            400,000          $ 70,100
UST .......................................          1,400,000            45,325
                                                                         370,752

Total Consumer Nondurables     1,399,722

CONSUMER SERVICES  5.2%
General Merchandisers  1.3%
J.C. Penney ...............................           1,500,000           73,125
May Department Stores .....................             561,500           26,250
                                                                          99,375

Specialty Merchandisers  0.2%
Fleming Companies .........................            600,000            10,350
Hancock Fabrics ...........................            250,000             2,594
                                                                          12,944

Entertainment and Leisure  1.3%
ITT * ............................................       1,200,000        52,050
Reader's Digest (Class A), non-voting ............       1,145,100        46,090
Reader's Digest (Class B) ........................         125,100         4,535
                                                                         102,675

Media and Communications  2.4%
Cognizant ..............................              299,900              9,897
Dow Jones ..............................              900,000             30,487
Dun & Bradstreet .......................            1,417,500             33,666
Gannett ................................              479,200             35,880
McGraw-Hill ............................              800,000             36,900
R. R. Donnelly .........................            1,350,000             42,356
                                                                         189,186

Total Consumer Services ...................................              404,180

CONSUMER CYCLICALS  4.9%
Automobiles and Related  1.3%
Eaton ...................................             517,900             36,124
Ford Motor ..............................             500,000             15,937
Genuine Parts ...........................             450,000             20,025
GM ......................................             500,000             27,875
                                                                          99,961

Building and Real Estate  1.8%
Rouse ...........................................         470,000       $ 14,923
SECURITY CAPITAL PACIFIC TRUST, REIT ............         400,000          9,150
Simon DeBartolo Group, REIT .....................       3,089,532         95,775
Weingarten Realty Investors, REIT ...............         600,000         24,375
                                                                         144,223

Miscellaneous Consumer Durables  1.8%
Corning ..............................             1,437,500              66,484
Eastman Kodak ........................               350,000              28,088
Whirlpool ............................             1,000,000              46,625
                                                                         141,197

Total Consumer Cyclicals ..................................              385,381

TECHNOLOGY  1.1%
Electronic Systems  0.4%
Honeywell .............................              450,000              29,587
                                                                          29,587

Office Automation  0.2%
Pitney Bowes ............................             287,500             15,669
                                                                          15,669

Electronic Components  0.5%
AMP ...............................               1,000,000               38,375
                                                                          38,375

Total Technology .........................................                83,631

CAPITAL EQUIPMENT  3.1%
Electrical Equipment  2.3%
GE .......................................           1,300,000           128,537
Hubbell (Class B) ........................           1,183,400            51,182
                                                                         179,719

Machinery 0.8%
Cooper Industries .......................            1,100,000            46,338
FMC * ...................................              273,300            19,165
                                                                          65,503

Total Capital Equipment ...................................              245,222

BUSINESS SERVICES AND
TRANSPORTATION  1.4%
Transportation Services  0.2%
Alexander & Baldwin ........................           718,700           $17,833
                                                                          17,833

Miscellaneous Business Services  0.4%
Deluxe Corp. ............................             600,000             19,650
GATX ....................................             287,500             13,944
                                                                          33,594

Railroads  0.8%
Conrail .................................             185,782             18,509
Union Pacific ...........................             700,000             42,087
                                                                          60,596

Total Business Services and Transportation                               112,023

ENERGY  10.7%
Energy Services  0.7%
McDermott International ...................             718,700           11,948
Witco .....................................           1,500,000           45,750
                                                                          57,698

Gas Transmission  0.2%
TransCanada PipeLines .......................           670,800           11,739
                                                                          11,739

Integrated Petroleum - Domestic  3.9%
Amoco ....................................             750,000            60,375
Atlantic Richfield .......................             910,400           120,628
British Petroleum ADR ....................             479,100            67,733
Sun Company ..............................             509,712            12,424
USX-Marathon .............................           1,916,600            45,759
                                                                         306,919

Integrated Petroleum - International  5.9%
Chevron ....................................          1,200,000           78,000
Exxon ......................................          1,150,000          112,700
Mobil ......................................            500,000           61,125
Repsol ADR .................................          1,100,000           41,938
Royal Dutch Petroleum ADR ..................            431,200           73,627
Texaco .....................................            958,300           94,033
                                                                         461,423

Total Energy                                                             837,779

PROCESS INDUSTRIES  8.9%
Diversified Chemicals  2.0%
Dow Chemical ..........................             900,000             $ 70,537
DuPont ................................             910,400               85,919
                                                                         156,456

Specialty Chemicals  3.1%
3M .......................................             650,000            53,869
Betz Laboratories ........................             900,000            52,650
Great Lakes Chemical .....................           1,135,100            53,066
Lubrizol .................................           1,200,000            37,200
Nalco Chemical ...........................           1,200,800            43,379
                                                                         240,164

Paper and Paper Products  2.9%
Consolidated Papers ......................             800,000            39,300
International Paper ......................           1,350,000            54,506
James River ..............................             700,000            23,188
Kimberly-Clark ...........................             350,000            33,337
Union Camp ...............................           1,600,000            76,400
                                                                         226,731

Forest Products  0.9%
Georgia-Pacific .........................            1,000,000            72,000
                                                                          72,000

Total Process Industries ..................................              695,351

BASIC MATERIALS  1.6%
Metals  0.7%
Reynolds Metals .........................            1,031,000            58,123
                                                                          58,123

Mining  0.9%
LONRHO (GBP) ...........................            10,000,000            21,415
Newmont Mining .........................             1,000,000            44,750
                                                                          66,165

Total Basic Materials                                                    124,288

Miscellaneous Common Stocks 0.3%                                          20,603

Total Common Stocks (Cost  $5,083,191)                                 6,701,068

Convertible Bonds  1.2%

Banco Nacional De Mexico SA, 11.00%, 7/15/03 .......     $13,507,000     $13,845
Corporate Express, (144a), 4.50%, 7/1/00 ...........      30,000,000      27,952
Roche Holding, LYONs, Zero Coupon, 4/20/10 .........      43,985,000      20,123
WMX Technologies, Sub. Deb., 2.00%, 1/24/05 ........      38,330,000      35,879

Total Convertible Bonds (Cost $92,449) .............                      97,799

Corporate Bonds  0.9%

American Standard, 9.875%, 6/1/01 .......................     5,750,000    6,095
BF Saul REIT, Sr. Secured Notes, 11.625%, 4/1/02 ........     9,150,000    9,882
Container Corporation of America, Sr. Notes
                                     9.75%, 4/1/03 ......     9,585,000   10,064
El Paso Electric, 1st Mtg. Notes, 9.40%, 5/1/11 .........    10,000,000   10,600
Texas Bottling Group, Sr. Sub. Notes, 9.00%, 11/15/03 ...     8,000,000    8,100
Trump Atlantic City, 1st Mtg. Notes, 11.25%, 5/1/06 .....    22,075,000   21,855
Total Corporate Bonds (Cost .............................   $    64,930)
                                                                          66,596

U.S. Government Obligations/
Agencies  3.1%
U.S. Treasury Bonds
6.875%, 8/15/25 ........................            75,000,000            76,477
U.S. Treasury Notes

          5.375%, 11/30/97 ...................         28,750,000         28,687
           5.50%, 11/15/98 ...................         57,900,000         57,511
           6.625%, 3/31/97 ...................         33,540,000         33,639
          7.375%, 11/15/97 ...................         30,750,000         31,192
8.875%, 11/15/98 - 5/15/00 ...................         15,000,000         15,968

Total U.S. Government Obligations/Agencies (Cost  $240,775)              243,474

Short-Term Investments  8.8%
Certificates of Deposit  2.3%

Bank of Scotland, (London), 5.42%, 3/13/97 .............   25,000,000     25,000

Bayerische Vereinsbank, (London), 5.43%, 3/13/97 .......   25,000,000     25,001
Bayerische Hypotheken und Wechsel, (London), 5.375-5.62%
                                   2/18/97-2/27/97 .....   40,000,000     40,000
Commerzbank, 5.45%, 1/9/97 .............................   22,000,002      2,000

National Bank of Canada, 5.43%, 2/10/97 ................   15,000,000     15,000
National Westminster Bank, 5.41%, 2/10/97 ..............    5,000,000      5,000
Royal Bank Canada, 5.60%, 2/28/97 ......................   19,000,000     18,999
Societe Generale, 5.60%, 2/10/97 .......................    6,000,000      6,000
United States National Bank Oregon, 5.42%, 1/8/97 ......   20,000,000     20,000
                                                                         177,000

Commercial Paper  5.9%

Asset Securitization Cooperative, 4(2), 5.32-5.36%
                                   1/29/97-2/13/97          35,000,000   34,810
Bank of America, 5.41%, 2/6/97 ..........................   40,000,000   39,784
Beta Finance, 4(2), 5.30%, 2/25/97 ......................   20,000,000   19,838
BHF Finance (Delaware), 5.30%, 4/11/97 ..................   20,000,000   19,706
Caisse Des Amortissement, 5.33-5.40%, 1/31/97-2/20/97 ...   45,000,000   44,739
   Ciesco, 5.30%, 2/13/97 ...............................   20,000,000   19,873
Countrywide Funding, 5.73%, 1/22/97 .....................   10,000,000    9,967
Cregem North America, 5.34%, 1/3/97 .....................   18,000,000   17,995
Delaware Funding, 4(2), 5.45%, 1/10/97 ..................    7,600,000    7,590
   Den Danske, 5.37%, 2/10/97 ...........................   20,000,000   19,881
Deutsche Bank Finance, 5.40%, 1/8/97 ....................   25,000,000   24,974
Falcon Asset Securitization, 4(2), 5.45%, 1/3/97 ........    6,560,000    6,558
   Finova Capital, 5.39%, 1/24/97 .......................   18,000,000   17,938
Golden Managers Acceptance Corporation, 5.35%, 1/8/97 ...   20,000,000   19,979
   Indosuez North America, 5.33%, 1/17/97 ...............   20,000,000   19,953
Investments in Commercial Paper through a joint account
                                   6.75-7.10%, 1/2/97 ...   41,329,139   41,321
   Island Finance Puerto Rico, 5.32-5.34%, 1/7/97-1/24/97   20,450,000   20,395
   KFW International, 5.38%, 1/10/97 ....................   25,000,000   24,966
Nordbanken North America, 5.40%, 2/10/97 ................   20,000,000   19,880
Preferred Receivables Funding, 5.35%, 2/3/97 ............    8,100,000    8,060
   Telstra, 5.38%, 2/5/97 ...............................   20,000,000   19,895
Unifunding, 6.39%, 1/6/97 ...............................    2,000,000    1,998
                                                                         460,100

Medium-Term Notes 0.6%

              Morgan Stanley Group, VR, 5.656%, 1/31/93       1,445,000   31,455
           SMM Trust, VR, 5.706%, 3/26/97 .........          19,000,000   18,998
                                                                          50,453

Total Short-Term Investments (Cost $687,553)                             687,553

Total Investments in Securities

99.7% of Net Assets (Cost $6,168,898)                                 $7,796,490
Futures Contracts
In thousands

                                                     Contract  Unrealized
                                         Expiration  Value     Gain (Loss)
                                         ----------  --------  -----------
Long, 100 Standard & Poor's 500 Stock Index
contracts, $2,500,000 of U.S. Treasury Notes
pledged as initial margin                      3/97   $37,225       $(372)
Net payments (receipts) of variation
margin to date                                                             (358)
Variation margin receivable
(payable) on open futures contracts                                        (730)
Other Assets Less Liabilities                                             22,374
NET ASSETS                                                            $7,818,134
Net Assets Consist of:

Accumulated net investment income - net of distributions                  $1,984
Accumulated net realized gain/loss - net of distributions                151,782
Net unrealized gain (loss)                                             1,627,204
Paid-in-capital applicable to 346,873,938 shares of  no par
value capital stock outstanding; unlimited shares authorized           6,037,164

NET ASSETS                                                            $7,818,134

NET ASSET VALUE PER SHARE                                                 $22.54

*    Non-income producing

REIT Real Estate Investment Trust

VR   Variable rate

4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers N total of such securities at year-end amounts to 0.36% of net assets.

CHF  Swiss franc

GBP  British sterling

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/96
--------------------------------------------------------------------------------
Investment Income
Income

      Dividend .............................................        $   185,328
      Interest .............................................             67,348
      Total income .........................................            252,676
Expenses

      Investment management ................................             37,762
      Shareholder servicing ................................             13,312
      Registration .........................................                708
      Custody and accounting ...............................                384
      Prospectus and shareholder reports ...................                363
      Trustees .............................................                 39
      Legal and audit ......................................                 33
      Miscellaneous ........................................                 65
      Total expenses .......................................             52,666
Net investment income ......................................            200,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
      Securities ...........................................            456,505
      Futures ..............................................              1,022
      Foreign currency transactions ........................               (161)
      Net realized gain (loss) .............................            457,366
Change in net unrealized gain or loss on

      Securities ...........................................            571,776
      Futures ..............................................               (372)
      Other assets and liabilities
      denominated in foreign currencies ....................                (16)
      Change in net unrealized gain or loss ................            571,388
Net realized and unrealized gain (loss) ....................          1,028,754
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS .....................................        $ 1,228,764
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================================
Statement of Changes in Net Assets
                                                                                 In thousands
------------------------------------------------------------------------------------------------
                                                                 Year
                                                                Ended
                                                             12/31/96                12/31/95
Increase (Decrease) in Net Assets
Operations
      Net investment income ...........................   $   200,010             $   152,570
      Net realized gain (loss) ........................       457,366                 139,663
      Change in net unrealized gain or loss ...........       571,388                 894,739
      Increase (decrease) in net assets from operations     1,228,764               1,186,972
Distributions to shareholders

      Net investment income ...........................      (201,399)               (150,621)
      Net realized gain ...............................      (274,623)               (130,781)
      Decrease in net assets from distributions .......      (476,022)               (281,402)
Capital share transactions *

      Shares sold .....................................     2,769,484               1,431,239
      Distributions reinvested ........................       457,250                 272,282
      Shares redeemed .................................    (1,376,120)(598,164)
      Increase (decrease) in net assets from capital

      share transactions ..............................     1,850,614               1,105,357
Net Assets

Increase (decrease) during period .....................     2,603,356               2,010,927
Beginning of period ...................................     5,214,778               3,203,851
End of period .........................................   $ 7,818,134             $ 5,214,778
*Share information
     Shares sold ......................................       130,381                  78,850
     Distributions reinvested .........................        20,657                  14,467
     Shares redeemed ..................................       (64,822)                (33,108)
     Increase (decrease) in shares outstanding ........        86,216                  60,209
================================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1985.

Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made.

     A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value. Financial futures contracts are valued at closing settlement prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts

     Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts At December 31, 1996, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $3,062,717,000 and $1,446,244,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of an in-kind redemption of portfolio securities, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================

Undistributed net realized gain                                    $(67,777,000)
Paid-in-capital                                                      67,777,000
--------------------------------------------------------------------------------

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $6,168,898,000, and net unrealized gain aggregated $1,627,592,000, of which $1,679,026,000 related to appreciated investments and $51,434,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,793,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or

     Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund.

     T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth and Income Funds
(Spectrum) invest. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $11,455,000 for the year ended December 31, 1996, of which $1,052,000 was payable at period-end.


================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price Equity Income Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Equity Income Fund (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

================================================================================
T. Rowe Price Shareholder Services
================================================================================
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives
--------------------------------------------------------------------------------

By Phone

     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person

     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services
--------------------------------------------------------------------------------

Tele*Access [Registration Mark]

     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T.Rowe Price OnLine

     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services
--------------------------------------------------------------------------------

Checking

     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing

     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal

     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options

     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*
--------------------------------------------------------------------------------

Investments Available

     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account

     Call a shareholder service representative for more information.

Investment Information
--------------------------------------------------------------------------------

Combined Statement

     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports

     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report

     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update

     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights

     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides

     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
T. Rowe Price Mutual Funds
================================================================================
================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science   &   Technology
Small-Cap   Value*
Spectrum   Growth
Value

International/Global
--------------------------------------------------------------------------------
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
 Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic   Tax-free
--------------------------------------------------------------------------------
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

     Please call for a prospectus. Read it carefully before you invest or send money.

================================================================================
T. Rowe Price Discount Brokerage
================================================================================
================================================================================
Discount Brokerage
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC
--------------------------------------------------------------------------------

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services

     You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information

     A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment

     Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Discount applies to our current commission schedule; subject to our $35 minimum commission.

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                    T. Rowe Price Equity Income Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117
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                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTEIF  12/31/96